Exhibit 99.2




                   Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)


                                                           For the quarter ended           For the six months ended
                                                                   June 30,                        June 30,
                                                           ----------------------          ------------------------
                                                                                    %                               %
(Dollars in thousands)                                        1999       1998     Change      1999       1998     Change
                                                           ------------------------------- -------------------------------
Income Statement Data
Revenues                                                    $ 414,847  $ 366,347      13%   $ 852,361  $ 770,210      11%
Cost of services                                               89,617     80,695      11%     197,299    188,727       5%
Depreciation and amortization                                  76,484     64,765      18%     152,125    128,362      19%
Other operating expenses                                      207,099    178,982      16%     418,548    354,538      18%
Operating income                                               41,647     41,905      -1%      84,389     98,583     -14%
Special items (1)                                             (10,226)      (400)             (16,645)      (800)
Operating income including special items                       31,421     41,505     -24%      67,744     97,783     -31%
Investment and other income                                    12,037     10,736      12%      23,723     23,457       1%
Interest expense                                               30,553     28,589       7%      60,366     55,395       9%
Special items (2)                                                   -          -               69,499     (2,334)
Income taxes                                                    3,600      7,638     -53%      35,118     19,166      83%
Convertible preferred dividends                                 1,552      1,552       0%       3,104      3,104       0%
Net income as reported                                          7,753     14,462     -46%      62,378     41,241      51%
Net income excluding special items                             15,439     14,668       5%      31,634     44,069     -28%
Net income excluding special items and ELI                     27,265     21,826      25%      56,901     57,070       0%

Cash Flow and Capital Expenditure Data (excluding special items)
EBITDA  (3)                                                 $ 130,168  $ 117,405      11%   $ 260,237  $ 250,402       4%
EBITDA excluding ELI  (3)                                     140,503    126,664      11%     287,130    267,923       7%
Cash flow from operations                                      66,076     75,191     -12%     256,525    156,876      64%
Cash flow from operations excluding ELI                        94,954     81,672      16%     311,980    169,898      84%
Capital expenditures                                          147,398    127,069      16%     267,494    201,403      33%
Capital expenditures excluding ELI                             87,047     70,454      24%     150,143    121,606      23%
Free cash flow (4)                                            (81,322)   (51,878)    -57%     (10,969)   (44,527)     75%
Free cash flow excluding ELI  (4)                               7,907     11,218     -30%     161,837     48,292     235%

Select Balance Sheet Data
Cash and investments                                                                       $  463,358 $  504,434      -8%
Total assets                                                                                5,470,489  4,967,067      10%
Net plant                                                                                   4,217,990  3,736,533      13%
Long-term debt                                                                              2,106,514  1,776,918      19%
Equity (5)                                                                                  2,052,016  1,958,754       5%
Shares of common stock outstanding                                                            260,400    256,211       2%
Weighted average shares outstanding (6)                       260,143    259,619       0%     259,775    259,339       0%

Per-Share Data (6)
Basic net income per share of common stock as reported      $    0.03     $ 0.06     -50%      $ 0.24     $ 0.16      50%
Basic net income per share of common stock excluding
 special items                                              $    0.06     $ 0.06       0%      $ 0.12     $ 0.17     -29%
Basic net income per share of common stock excluding
 special items and ELI                                      $    0.10     $ 0.08      25%      $ 0.22     $ 0.22       0%
Operating cash flow per share                               $    0.23     $ 0.29     -21%      $ 0.95     $ 0.60      58%
Operating cash flow per share excluding special items       $    0.25     $ 0.29     -14%      $ 0.99     $ 0.60      65%
Operating cash flow per share excluding special items
 and ELI                                                    $    0.37     $ 0.31      19%      $ 1.20     $ 0.66      82%
Book value per share                                                                           $ 7.12     $ 6.78       5%

Other Financial Data
Long-term debt to long-term debt and equity                                                       51%        48%
Long-term debt to long-term debt and equity excluding ELI                                         44%        45%
Interest coverage  (7)                                           4.3x       4.1x                 4.3x       4.5x
Interest coverage excluding ELI  (7)                             4.6x       4.4x                 4.8x       4.8x
Common equity market capitalization (in billions)                                               $ 2.9      $ 2.4
Equity market capitalization (in billions) (8)                                                  $ 3.1      $ 2.6
Market capitalization (in billions) (9)                                                         $ 5.2      $ 4.4
ELI public enterprise value (in billions) (10)                                                  $ 1.2      $ 0.7

 (1) Special items consist of Y2K and separation costs.
 (2) In the first quarter of 1999,  the Company  ecorded a pre-tax gain of $69.5 million ($42.9 million net of tax)
     on the sale of Centennial Cellular stock.  In the first quarter of 1998,  Electric Lightwave, Inc. recorded a pre-tax charge to earnings of $2.8  million ($2.3  million  net of tax) for the cumulative effect of a change in accounting principle.
 (3) Earnings before interest expense, income taxes,  depreciation and amortization (excludes special items).
 (4) Cash  flow  from  operations  less  capital   expenditures.
 (5) Includes convertible preferred securities.
 (6) Adjusted for subsequent stock  dividends and stock splits and used in the calculation of all per share data.
 (7) EBITDA divided by interest expense excluding special items.
 (8) Includes market value of convertible preferred securities.
 (9) Equity market capitalization plus market value of long-term debt.
(10) Includes common equity market capitalization plus net debt.


                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service

                                                           For the quarter ended              For the six months ended
                                                                   June 30,                             June 30,
                                                           ----------------------             --------------------------
                                                                                      %                                     %
(Dollars in thousands, except operating data)                  1999       1998      Change         1999          1998     Change
                                                           --------------------------------    ----------------------------------
Citizens Communications
-----------------------

Select Income Statement Data
Revenues
Network access services                                    $ 128,524   $ 104,121       23%    $   257,204   $   208,007      24%
Local network services                                        72,079      64,896       11%        141,992       128,314      11%
Long distance services                                        19,832      21,409       -7%         40,933        48,187     -15%
Directory services                                             8,375       8,025        4%         16,772        15,808       6%
Other                                                         12,180      12,980       -6%         21,974        24,276      -9%
Eliminations (1)                                             (12,369)     (7,623)                 (23,022)      (15,426)
Total revenues                                               228,621     203,808       12%        455,853       409,166      11%
Cost of services (network expenses)                           23,331      20,131       16%         43,853        46,691      -6%
Depreciation                                                  51,613      46,120       12%        106,504        91,275      17%
Other operating expenses                                     120,142     110,142        9%        242,234       209,323      16%
Eliminations (1)                                             (13,139)     (7,623)                 (24,490)      (16,301)
Operating income                                              46,674      39,856       17%         87,752        78,178      12%
Special items (2)                                             (6,589)       (274)                 (10,359)         (548)
Operating income including special items                      40,085      39,582        1%         77,393        77,630       0%
Operating margin                                                 20%         20%                      19%           19%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                                    $  98,287   $  85,976       14%    $   194,256   $   169,453      15%
Capital expenditures                                          52,125      45,207       15%         90,609        81,353      11%
Free cash flow (4)                                            46,162      40,769       13%        103,647        88,100      18%
EBITDA margin (5)                                                43%         42%                      43%           41%

Select Balance Sheet Data
Total assets                                                                                  $ 2,404,110   $ 2,266,081       6%
Net plant                                                                                       2,107,008     2,007,050       5%

Operating Data
Access lines                                                                                      974,379       918,428       6%
Revenue per access line                                    $     235   $    222        6%     $       468         $ 446       5%
In-territory access minutes of use (in millions)               1,277       1,126       13%          2,517         2,317       9%
Citizens' long distance minutes of use (in millions)
                                      - in territory             127         119        7%            252           242       4%
                                      - out of territory          23          61      -62%             51           143     -64%
                                      - total long distance      150         180      -17%            303           385     -21%
Citizens' long distance in territory minutes of use market share                                      17%           22%

(1) Eliminations  represent  network access revenues  received by the Company's local exchange  operations from its long-distance  and  competitive  local exchange operations.
(2) Special items include Y2K and separation costs.
(3) Operating  income  excluding  special items plus  depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.
(5) Operating cash flow divided by total revenues.

                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service

                                            For the quarter ended              For the six months ended
                                                   June 30,                            June 30,
                                           -------------------------           -------------------------
                                                                        %                                   %
(Dollars in thousands, except                  1999         1998      Change        1999        1998      Change
 operating data)                           ----------------------------------- -----------------------------------

Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Dedicated services                           $  12,983    $   8,371       55%     $  23,407   $  17,478       34%
Local dial tone services                        18,600        7,769      139%        32,908      13,793      139%
Long distance service                            9,245        1,899      387%        17,775       3,721      378%
Enhanced services                                5,267        3,404       55%        10,221       6,508       57%
Eliminations (1)                                  (770)        (740)                 (1,468)     (1,615)
Total revenues                                  45,325       20,703      119%        82,843      39,885      108%
Cost of services (network expenses)             23,702        9,120      160%        48,926      18,332      167%
Gross margin                                    21,623       11,583       87%        33,917      21,553       57%
Depreciation                                     8,150        3,780      116%        15,144       7,664       98%
Other operating expenses                        37,651       23,894       58%        72,496      44,210       64%
Operating loss                                 (24,178)     (16,091)     -50%       (53,723)    (30,321)     -77%
Special items (2)                                 (936)           -                  (1,567)          -
Operating loss including special items         (25,114)     (16,091)     -56%       (55,290)    (30,321)     -82%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                      $ (16,028)   $ (12,311)     -30%     $ (38,579)  $ (22,657)     -70%
Capital expenditures (4)                        60,351       56,615        7%       117,351      79,797       47%
Free cash flow (5)                             (76,379)     (68,926)     -11%      (155,930)   (102,454)     -52%

Select Balance Sheet Data
Total assets                                                                      $ 693,494   $ 395,003       76%
Gross plant   - owned                                                               693,449     396,080       75%
              - leased                                                              108,541     108,541        0%
              - total                                                               801,990     504,621       59%

Operating Data
Route miles                                                                           3,128       2,656       18%
Fiber miles                                                                         192,213     153,002       26%
Customers                                                                             1,961       1,330       47%
Buildings connected                                                                     795         682       17%
Employees                                                                             1,233         841       47%
Revenue per employee                         $  36,760    $  24,617       49%     $  67,188   $  47,426       42%


(1) The Company's  facilities  based  Competitive  Local Exchange Carrier (CLEC) subsidiary, Electric Lightwave, Inc (ELI).
    Eliminations reflect intercompany activity between the Company's CLEC and communications operations.
(2) Special items include Y2K and separation costs.
(3) Operating  loss  excluding  special  items plus  depreciation.  This is the equivalent of sector EBITDA.
(4) Excludes  non-cash  capital lease additions of $47,715.
(5) Operating cash flow less capital expenditures.

                              Citizens Utilities Company and Subsidiaries
                                  Sector Financial and Operating Data

                                                For the quarter ended                   For the six months ended
                                                       June 30,                                 June 30,
                                             -----------------------------             -----------------------------
                                                                                %                                       %
(Dollars in thousands, except operating data)        1999          1998       Change          1999         1998       Change
                                             ---------------------------------------   ---------------------------------------
Citizens Public Services

Select Income Statement Data
Revenues
Residential distribution                           $ 65,749      $ 68,813       -4%     $   155,643   $   168,108       -7%
Commercial distribution                              40,612        42,586       -5%          89,033        94,436       -6%
Industrial distribution                              19,737        22,008      -10%          44,267        39,727       11%
Municipal distribution                                2,622         2,863       -8%           5,866         6,603      -11%
Total distribution                                  128,720       136,270       -6%         294,809       308,874       -5%
Transportation / transmission                         4,071         1,357      200%           6,003         2,880      108%
Other                                                 8,110         4,209       93%          12,853         9,405       37%
Total revenues                                      140,901       141,836       -1%         313,665       321,159       -2%
Cost of services (1)                                 55,723        59,067       -6%         129,010       140,005       -8%
Gross margin                                         85,178        82,769        3%         184,655       181,154        2%
Depreciation                                         16,721        14,865       12%          30,477        29,423        4%
Other operating expenses                             49,306        49,764       -1%         103,818       101,005        3%
Operating income                                     19,151        18,140        6%          50,360        50,726       -1%
Special items (2)                                    (2,701)         (126)                   (4,719)         (252)
Operating income including special items             16,450        18,014       -9%          45,641        50,474      -10%

Cash Flow and Capital Expenditure Data
Operating cash flow (3)                            $ 35,872      $ 33,005        9%     $    80,837   $    80,149        1%
Capital expenditures                                 28,837        20,204       43%          52,338        30,068       74%
Free cash flow (4)                                    7,035        12,801      -45%          28,499        50,081      -43%

Select Balance Sheet Data
Total assets                                                                            $ 1,628,803   $ 1,600,326        2%
Net plant                                                                                 1,362,013     1,269,837        7%

Operating Data
Customers                                                                                   886,034       854,339        4%
Employees                                                                                     1,822         1,709        7%
Customers per employee                                                                          486           500       -3%
Gross margin (net revenue) per employee            $ 46,750      $ 48,431       -3%     $   101,347   $   106,000       -4%

(1) Natural  gas,  electric  energy and fuel oil  purchased.
(2) Special  items include Y2K and separation costs.
(3) Operating  income  excluding  special items plus  depreciation.  This is the equivalent of sector EBITDA.
(4) Operating cash flow less capital expenditures.


                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service

                                                For the quarter ended                  For the six months ended
                                                      June 30,                                June 30,
                                               ---------------------------            ----------------------------
                                                                             %                                        %
(Dollars in thousands, except operating data)    1999          1998        Change        1999           1998       Change
                                               ------------------------------------   ------------------------------------
Citizens Public Services

Gas
---
Select Income Statement Data
Revenues
Residential distribution                          $ 29,164      $ 33,297       -12%      $  81,138      $  95,400      -15%
Commercial distribution                             21,550        25,970       -17%         53,236         61,748      -14%
Industrial distribution                              8,652        12,138       -29%         23,691         19,570       21%
Municipal distribution                                 656           827       -21%          1,922          2,672      -28%
Total distribution                                  60,022        72,232       -17%        159,987        179,390      -11%
Transportation                                       4,023           440       814%          5,050          1,392      263%
Other                                                4,910         2,946        67%          7,874          6,419       23%
Total revenues                                      68,955        75,618        -9%        172,911        187,201       -8%
Cost of services (gas purchased)                    32,850        38,973       -16%         85,554         98,167      -13%
Gross margin                                        36,105        36,645        -1%         87,357         89,034       -2%
Depreciation                                         6,621         5,752        15%         10,901         11,259       -3%
Other operating expenses                            23,428        24,062        -3%         50,727         49,040        3%
Operating income                                     6,056         6,831       -11%         25,729         28,735      -10%
Special items (1)                                     (762)          (62)                   (1,599)          (124)
Operating income including special items             5,294         6,769       -22%         24,130         28,611      -16%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                           $ 12,677      $ 12,583         1%      $  36,630      $  39,994       -8%
Capital expenditures                                10,415         8,538        22%         26,280         13,922       89%
Free cash flow (3)                                   2,262         4,045       -44%         10,350         26,072      -60%

Select Balance Sheet Data
Total assets                                                                             $ 546,431      $ 545,836        0%
Net plant                                                                                  464,122        415,634       12%

Operating Data
Customers                                                                                  461,467        449,690        3%
Employees                                                                                      927            923        0%
Customers per employee                                                                         498            487        2%
Gross margin (net revenue) per employee           $ 38,948      $ 39,702        -2%      $  94,236      $  96,462       -2%
Billion Cubic Feet of gas throughput (BCF)            13.3          14.1        -6%           37.9           36.8        3%


(1) Special items include Y2K and separation costs.
(2) Operating  income  excluding  special items plus  depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.

                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service

                                                    For the quarter ended                    For the six months ended
                                                           June 30,                             June 30,
                                                  ------------------------               ----------------------------
                                                                                %                                     %
(Dollars in thousands, except operating data)         1999          1998      Change         1999        1998       Change
                                                  -----------------------------------    ----------------------------------
Citizens Public Services

Electric
--------
Select Income Statement Data
Revenues
Residential distribution                          $   18,359     $ 17,732       4%       $  38,685   $   38,511        0%
Commercial distribution                               14,405       13,269       9%          27,998       26,433        6%
Industrial distribution                               10,794        9,633      12%          20,053       19,710        2%
Municipal distribution                                 1,966        2,036      -3%           3,944        3,931        0%
Total distribution                                    45,524       42,670       7%          90,680       88,585        2%
Transmission                                              48          917     -95%             953        1,488      -36%
Other                                                  1,590          212     650%           1,603        1,000       60%
Total revenues                                        47,162       43,799       8%          93,236       91,073        2%
Cost of services (electric energy and fuel
 oil purchased)                                       22,873       20,094      14%          43,456       41,838        4%
Gross margin                                          24,289       23,705       2%          49,780       49,235        1%
Depreciation                                           6,061        5,880       3%          12,042       11,747        3%
Other operating expenses                              11,927       12,842      -7%          25,180       25,926       -3%
Operating income                                       6,301        4,983      26%          12,558       11,562        9%
Special items (1)                                       (379)         (27)                    (382)         (53)
Operating income including special items               5,922        4,956      19%          12,176       11,509        6%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                           $   12,362     $ 10,863      14%       $  24,600   $   23,309        6%
Capital expenditures                                  12,900        6,527      98%          18,496        7,680      141%
Free cash flow (3)                                      (538)       4,336    -112%           6,104       15,629      -61%

Select Balance Sheet Data
Total assets                                                                             $ 478,809   $  489,769       -2%
Net plant                                                                                  382,149      383,413        0%

Operating Data
Customers                                                                                  119,168      113,532        5%
Employees                                                                                      308          302        2%
Customers per employee                                                                         387          376        3%
Gross margin (net revenue) per employee           $   78,860     $ 78,493       0%       $ 161,623   $  163,030       -1%
Megawatt hours sold                                  420,472      375,328      12%         844,310      794,694        6%
Megawatt hours generated                             104,985       86,195      22%         199,335      185,455        7%
Megawatt hours purchased                             331,853      358,693      -7%         747,050      700,067        7%


(1) Special items include Y2K and separation costs.
(2) Operating  income  excluding  special items plus  depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.


                              Citizens Utilities Company and Subsidiaries
                                Financial and Operating Data by Service


                                                  For the quarter ended               For the six months ended
                                                         June 30,                                June 30,
                                                  ----------------------              ----------------------------
                                                                             %                                   %
(Dollars in thousands, except operating data)        1999         1998     Change       1999         1998      Change
                                                  --------------------------------    ---------------------------------
Citizens Public Services

Water/Wastewater
----------------
Select Income Statement Data
Revenues
Residential distribution                          $ 18,226     $ 17,784       2%     $  35,820     $  34,197       5%
Commercial distribution                              4,657        3,347      39%         7,799         6,255      25%
Industrial distribution                                291          237      23%           523           447      17%
Other                                                1,610        1,051      53%         3,376         1,986      70%
Total revenues                                      24,784       22,419      11%        47,518        42,885      11%
Depreciation                                         4,039        3,233      25%         7,534         6,417      17%
Other operating expenses                            13,951       12,860       8%        27,911        26,039       7%
Operating income                                     6,794        6,326       7%        12,073        10,429      16%
Special items (1)                                   (1,560)         (37)                (2,738)          (75)
Operating income including special items             5,234        6,289     -17%         9,335        10,354     -10%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                           $ 10,833     $  9,559      13%     $  19,607     $  16,846      16%
Capital expenditures                                 5,522        5,139       7%         7,562         8,466     -11%
Free cash flow (3)                                   5,311        4,420      20%        12,045         8,380      44%

Select Balance Sheet Data
Total assets                                                                         $ 603,563     $ 564,721       7%
Net plant                                                                              515,742       470,790      10%

Operating Data
Customers                                                                              305,399       291,117       5%
Employees                                                                                  359           340       6%
Customers per employee                                                                     851           856      -1%
Revenue per employee                              $ 69,036     $ 65,938       5%     $ 132,362     $ 126,132       5%
Billions of gallons of water delivered                 8.7          6.7      30%          14.5          12.1      20%
Billions of gallons of wastewater treated              1.5          1.3      15%           3.0           2.8       7%


(1) Special items include Y2K and separation costs.
(2) Operating  income  excluding  special items plus  depreciation.  This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.


The foregoing information is unaudited and should be read in conjunction with the financial statements and footnotes included in the Company's Form 10-K for the three years ended December 31, 1998 and Form 10-Q for the six months ended
June 30, 1999 filed with the Securities and Exchange Commission. Allocations of expense and other items among services and sources of revenues are derived from the Company's books with certain adjustments. The information is not necessarily that which would be presented for a single service on a stand-alone basis. The
Company  believes  its primary  risk  factors  include,  but are not limited to:
changes in the local and overall economy, the nature and pace of technological change, the number and effectiveness of competitors in the Company's markets, success in marketing and selling expenditures and efforts, weather conditions, changes in legal and regulatory policy, name recognition, and the mix of products and services offered in the Company's target markets. Any and all Company information should be evaluated in light of these important risk factors.
